SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BARNWELL INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Name of registrant as specified in its charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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                                       1

                            BARNWELL INDUSTRIES, INC.

                               -------------------

                    Notice of Annual Meeting of Stockholders

                               -------------------




To the Stockholders of

        BARNWELL INDUSTRIES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 3, 2003, at 9:30 a.m., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

           (1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

           (2) Any and all other business which may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on January 6, 2003, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 2002, which includes consolidated financial statements, is enclosed herewith.

        We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the accompanying Proxy in the enclosed addressed envelope.

                       By Order of the Board of Directors,

                             /s/ RUSSELL M. GIFFORD
                             ----------------------
                               RUSSELL M. GIFFORD
                                    Secretary

Dated:   January 16, 2003

                            BARNWELL INDUSTRIES, INC.

                         1100 ALAKEA STREET, SUITE 2900

                             HONOLULU, HAWAII 96813


                                 PROXY STATEMENT


                     SOLICITATION AND REVOCATION OF PROXIES

        The following information is furnished in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (the "Company"), to be held on March 3, 2003 at 9:30 a.m., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana.

        The accompanying Proxy is solicited by the Board of Directors of the Company, and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

        Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

        This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 16, 2003.


                              VOTING AT THE MEETING

        Only stockholders of record at the close of business on January 6, 2003 (the "Record Date") will be entitled to vote at the annual meeting and any adjournment thereof. As of the Record Date, 1,314,510 shares of common stock, par value $0.50, of the Company (the "Common Stock") were issued and outstanding. Each share of Common Stock outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon and, thus, in the absence of specific instructions from the beneficial owner of the shares, will not be empowered to vote the shares on such matters and, therefore, will not be counted in determining the number of shares necessary for approval. Shares represented by such broker nonvotes will, however, be counted for purposes of determining whether there is a quorum.


                              ELECTION OF DIRECTORS

        At the meeting nine directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is duly elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below. The election of directors will require a plurality of the votes cast at the meeting. The
Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.


                DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

        The following table sets forth, as to the directors and nominees for election: (1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) such person's age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

                                Director                      All other Present Positions with
           Name                  Since        Age           the Company and Principal Occupations
----------------------------    --------     -----    -------------------------------------------------
Morton H. Kinzler                 1956        77      Chairman of the Board of the Company  since 1980,
                                                      President  from 1971 to  December  2002 and Chief
                                                      Executive  Officer  since  1971.  Mr.  Kinzler is
                                                      the father of  Alexander C.  Kinzler,  President,
                                                      Chief  Operating  Officer,  General  Counsel  and
                                                      Director of the Company.

Alan D. Hunter                    1977        65      Partner,   Code  Hunter  LLP,  Calgary,   Alberta
                                                      (attorneys)  since  December  1,  2001;  Partner,
                                                      Gowling LaFleur Henderson LLP,  Calgary,  Alberta
                                                      (attorneys)  from  July 1, 2000 to  November  30,
                                                      2001;  Partner,  Gowling,  Strathy  &  Henderson,
                                                      Calgary,  Alberta  (attorneys)  from  January  1,
                                                      2000  to  June  30,  2000;  Gowling,   Strathy  &
                                                      Henderson  merged with  LaFleur  Brown  effective
                                                      July 1,  2000;  Partner,  Code  Hunter,  Calgary,
                                                      Alberta  (attorneys) for the prior 5 years;  Code
                                                      Hunter  merged into  Gowling  Strathy & Henderson
                                                      on January 1, 2000.

Erik Hazelhoff-Roelfzema          1977        85      Investor

Daniel Jacobson                   1981        74      Vice  Chairman and  Director,  Siebert  Financial
                                                      Corp.  (securities  brokerage) since May 3, 1999;
                                                      Partner,  Richard A. Eisner & Company,  LLP,  New
                                                      York,  New York  (Accountants  and  Consultants),
                                                      from June 1, 1994 to May 2, 1999.

Martin Anderson                   1985        79      Partner,   Goodsill   Anderson  Quinn  &  Stifel,
                                                      Honolulu,  Hawaii  (attorneys);  Trustee,  Hawaii
                                                      Pacific  University;   Director,   Bishop  Street
                                                      Funds.

Murray C. Gardner, Ph.D.          1996        70      Independent consultant and investor

Alexander C. Kinzler              1999        44      President  and  Chief  Operating  Officer  of the
                                                      Company since December 2002.  General  Counsel of
                                                      the Company  since  December  2001 and  Executive
                                                      Vice  President  from  December  1997 to December
                                                      2002.  Mr.  Kinzler  is  the  son  of  Morton  H.
                                                      Kinzler,  Chief Executive Officer and Chairman of
                                                      the Board of Directors of the Company.

Terry Johnston                    2000        61      Investor.  A  director  of the  managing  general
                                                      partner of Cambridge  Hawaii Limited  Partnership
                                                      ("CHLP").  Mr.  Johnston and his  affiliates  own
                                                      approximately  43.8%  of  CHLP,  which is a 49.9%
                                                      partner in the Company's  Kaupulehu  Developments
                                                      partnership.

Russell M. Gifford                  -         48      Secretary  of the Company  since  December  2002.
                                                      Executive  Vice  President  since  December 1997,
                                                      Treasurer   since   November   1986   and   Chief
                                                      Financial Officer since August 1985.

        The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee. The members of the Compensation Committee are Mr. Hunter, Chairman, and Messrs. Jacobson, Anderson, Gardner, Johnston and Morton Kinzler, with Mr. Morton Kinzler being a non-voting member. The Compensation Committee
(i) determines the annual compensation of the Company's senior officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans and (iv) makes determinations in connection therewith as may be necessary or advisable. During the fiscal year ended September 30, 2002, the Compensation Committee held one meeting.

        The members of the Audit Committee are Mr. Jacobson, Chairman, and Messrs. Gardner, Anderson and Hunter. All of the members of the Audit Committee are independent (as independence is defined in Section 121 (A) of the American Stock Exchange listing standards). The Board of Directors has adopted a written charter for the Audit Committee to set forth its responsibilities. A copy of the amended Audit Committee charter is attached to this Proxy Statement. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent accountants employed by the Company to audit the consolidated financial statements of the Company, and reviews with such accountants the scope of their audit and report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures. The Audit Committee has the authority to engage independent counsel and other advisors and must pre-approve any auditing services provided to the Company and any permissible non-audit services, including tax services, provided to the Company by the independent accountants. The Audit Committee has confirmed that the lead partner and reviewing partner of the independent accountants have been rotated within the last five years. The Audit Committee also reviews periodically the performance of the Company's accounting and financial personnel. In addition, the Audit Committee reviews periodically major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflict of interest situations. During the fiscal year ended September 30, 2002, the Audit Committee held five meetings. The Audit Committee also meets periodically with management.


                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with KPMG LLP, the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as such may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from KPMG LLP that are required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) as may be modified or supplemented, and has discussed with KPMG LLP the independent auditor's independence. Based upon its discussions with management and with KPMG LLP, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002.

Audit Fees
----------

        Aggregate fees billed to the Company for the annual audit and the quarterly reviews of the consolidated financial statements for the fiscal year ended September 30, 2002 totaled $136,700.

All Other Fees
--------------

        Aggregate fees billed to the Company for services rendered by the Company's independent accountants for the fiscal year ended September 30, 2002 other than those billed for the annual audit and the quarterly reviews of the consolidated financial statements totaled $47,000. The Audit Committee believes that the provision of non-audit services during the 2002 fiscal year does not affect the accountants' ability to maintain independence with respect to the Company.

Audit Committee
---------------

Daniel Jacobson, Chairman
Murray C. Gardner
Martin Anderson
Alan D. Hunter (1)


---------------------------------
(1) Mr. Hunter was first elected to the Audit Committee in December 2002.

        The members of the Executive Committee are Mr. Morton Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema and Gardner. The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company's By-Laws. During the fiscal year ended September 30, 2002, the Executive Committee held one meeting.

        The Board of Directors held two meetings during the fiscal year ended September 30, 2002. All directors attended all meetings of the Board of Directors and of the Committees of the Board on which each of them served.


                        EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the names and ages of all executive officers of the Company, their positions and offices with the Company and the period during which each has served.

 Name                   Age   Position with the Company
 ----                   ---   -------------------------

 Morton H. Kinzler      77    Chairman  of  the  Board  since  1980  and  Chief
                              Executive  Officer  since  1971.  President  from
                              1971 to December 2002.

 Alexander C. Kinzler   44    President  and  Chief  Operating   Officer  since
                              December 2002 and General  Counsel since December
                              2001.  Executive  Vice  President  from  December
                              1997 to December  2002,  Secretary  from November
                              1986 to  December  2002 and Vice  President  from
                              November 1986 to December  1997.  Director of the
                              Company since December 1999.

 Russell M. Gifford     48    Secretary  since  December  2002,  Executive Vice
                              President  since December 1997,  Treasurer  since
                              November 1986 and Chief  Financial  Officer since
                              August 1985.  Vice  President  from March 1985 to
                              December 1997.

 Warren D. Steckley     46    Vice  President  -  Canadian   Operations   since
                              December  1998.  President of Barnwell of Canada,
                              Limited,   a  wholly  owned   subsidiary  of  the
                              Company,   since  December   1998.   Employed  by
                              Barnwell  of  Canada,  Limited  since  June 1998.
                              Independent   consultant   in  Calgary,   Alberta
                              providing technical and financial services to emerging oil and gas companies from 1994 to May
                              1998.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

        The following summary compensation table sets forth the annual compensation paid or accrued during the last three fiscal years by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 2002 (collectively the "Named Executive Officers"):

                                                                                       ----------------
                                                                                       |  Long Term   |
                                                                                       | Compensation |
                                                                                       |              |
                                                                                       ----------------
                                                                                       |              |
                                                       Annual Compensation             |    Awards    |
                                             --------------------------------------    ----------------
                                                                           Other       |              |
                                                                          Annual       |  Securities  |
           Name and                                                       Compen-      |  Underlying  |
      Principal Position            Year       Salary         Bonus        sation      |  Options     |
--------------------------------   ------    -----------    ----------   ----------    |--------------|
Morton H. Kinzler                   2002       $350,000      $100,000      $12,497     |        0     |
    Chairman of the Board and       2001        337,500       250,000       12,497     |        0     |
    Chief Executive Officer         2000        300,000       150,000       12,497     |        0     |
                                                                                       |              |
Alexander C. Kinzler                2002        242,500       100,000                  |        0     |
    President, Chief Operating      2001        215,000       225,000                  |        0     |
    Officer, General Counsel        2000        196,875       150,000                  |      25,000  |
    and Director                                                                       |              |
                                                                                       |              |
Russell M. Gifford                  2002        225,000        90,000                  |        0     |
    Executive Vice President,       2001        205,000       175,000                  |        0     |
    Chief Financial Officer,        2000        190,000       125,000                  |      25,000  |
    Treasurer and Secretary                                                            |              |
                                                                                       |              |
Warren D. Steckley (1)              2002        111,125 (2)    47,625 (2)              |        0     |
    Vice President - Canadian       2001        110,042 (2)    48,908 (2)              |        0     |
    Operations                      2000        101,865 (2)    50,933 (2)              |        0     |


        Directors who are not officers of the Company receive an annual fee of $12,500 and are reimbursed for expenses incurred with respect to meeting attendance. The Chairman of the Compensation Committee receives an additional
$9,000 annual fee. The Chairman of the Audit Committee receives an additional $20,000 annual fee. The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,500 annual fee. The members of the Audit Committee, other than the Chairman, receive an additional $7,500 annual fee. In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 2002 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options

---------------------------------
(1) Mr. Steckley was granted 30,000 incentive units on June 1, 1998. The value of such units directly relates to Barnwell of Canada, Limited's ("BOC's") net income and to changes in the value of BOC's oil and gas reserves since 1998, with adjustments for changes in commodities prices and subject to other terms and conditions. Such adjusted reserve value is then divided by the number of shares of the Company's outstanding common stock to determine the value of each unit. These units become exercisable over 4 years from the date of grant and expire 10 years from such date. At September 30, 2002, the U.S. dollar equivalent of the value of the vested portion of such units was $223,000.

(2) All amounts shown for Mr. Steckley represent the average U.S. dollar equivalent during each fiscal year of payments made to him in Canadian dollars.

and the number and value of unexercised stock options held by the Named Executive Officers at the end of the fiscal year ended September 30, 2002:


                                                               Number of                      Value of
                                                        Securities Underlying               Unexercised
                                                             Unexercised                   In-the-Money
                                                             Options at                     Options at
                         Shares                           September 30, 2002          September 30, 2002 ($)
                       Acquired on        Value           ------------------          ----------------------
                       Exercise (#)    Realized($)    Exercisable/Unexercisable     Exercisable/Unexercisable
                       ------------    -----------    --------------------------    -------------------------

Morton H. Kinzler           0              $0                   0/0                          $0/$0

Alexander C. Kinzler        0               0              32,500/12,500                 90,969/85,469

Russell M. Gifford          0               0              12,500/12,500                100,313/100,313

Warren D. Steckley          0               0              24,000/6,000                 102,600/25,650


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On April 12, 2001, Barnwell Kona Corporation ("BKC"), a wholly-owned subsidiary of the Company, and Nearco, Inc. ("Nearco"), an entity controlled by Mr. Terry Johnston, a member of the Board of Directors of the Company, concurrently acquired 55.2% and 28.9%, respectively, of Cambridge Hawaii Limited Partnership ("CHLP"). CHLP is a Hawaii limited partnership, of which BKC is the sole general partner. The principal asset of CHLP is a 49.9% interest in Kaupulehu Developments, a Hawaii real estate partnership ("KD"). Barnwell Hawaiian Properties, Inc., a wholly-owned subsidiary of the Company ("BHP") owns a 50.1% interest in KD. As a result of this transaction, Nearco increased its ownership in CHLP from approximately 14.9% to approximately 43.8% and the Company increased its indirect interest in KD to approximately 77.6%.

        BKC and Nearco concurrently purchased the interests in CHLP from three limited partnerships and several individual investors (the "Sellers"). BKC agreed to pay $4,803,000, or $87,000 for each percentage point, for 55.2% of CHLP and Nearco agreed to pay $2,518,000, or $87,000 for each percentage point, for 28.9% of CHLP. BKC and Nearco also agreed to pay $300,000 ($197,000 and $103,000, respectively) to CHLP for pre-closing expenses related to this transaction.

        At the closing of the purchase of its interest in CHLP, BKC paid $2,791,000 in cash to the Sellers and delivered to the Sellers non-interest bearing promissory notes in the aggregate principal amount of $2,209,000 due January 31, 2002. At the closing of the purchase of its interest in CHLP, Nearco paid the Sellers $1,463,000 and delivered to the Sellers non-interest bearing promissory notes due January 31, 2002 in the aggregate principal amount of $1,158,000. BKC loaned Nearco $1,463,000 for its portion of the cash payment at closing. BKC's loan to Nearco was non-interest bearing and was originally due on January 31, 2002.

        BKC and Nearco were jointly and severally liable for the payment of all of the promissory notes due to the Sellers. Nearco pledged to BKC its entire interest in CHLP as security for both the $1,463,000 loan made by BKC and BKC's liability for Nearco's payment to the Sellers due January 31, 2002.

        On August 28, 2001, Nearco acquired an additional, approximately 0.2% interest in CHLP for approximately $18,000. BKC loaned Nearco the $18,000 acquisition cost and Nearco issued an additional non-interest bearing promissory note to BKC in the principal amount of $18,000. This promissory note was also secured by a pledge by Nearco of its entire interest in CHLP.

        On January 31, 2002, BKC and Nearco paid in full their notes to the Sellers. On the same date, Nearco borrowed $600,000 from a third party and issued to the lender its promissory note in such amount, which promissory note bears interest at the rate of 10% per annum and becomes due on January 31, 2003.

        On January 31, 2002, Nearco and BKC entered into a Note Modification and Extension Agreement pursuant to which (i) Nearco paid in full the August 28, 2001 promissory note issued to BKC; (ii) Nearco paid $82,000 of principal on the $1,463,000 note issued to BKC on April 12, 2001, thereby reducing the balance to $1,381,000; (iii) the maturity date of the April 12, 2001 promissory note was extended until December 31, 2002; and (iv) interest will accrue on the outstanding balance of the April 12, 2001 promissory note at the rate of 10% per annum commencing February 1, 2002. The April 12, 2001 note, as modified, is subordinated to the $600,000 note issued by Nearco to a third party on January 31, 2002, but continues to be secured by Nearco's entire interest in CHLP. The April 12, 2001 note has not been paid as of the date hereof. In the Company's opinion, the current value of Nearco's pledged interest in CHLP as security for the $1,381,000 balance of the April 12, 2001 promissory note is far in excess of the combined value of its April 12, 2001 note to BKC and Nearco's $600,000 note to the third party.

        In 1987, BHP and CHLP agreed to pay an affiliate of Terry Johnston 2% and 4%, respectively, of cash consideration received from the sale of property owned by KD. Pursuant to these agreements, in January 2002, BHP and CHLP paid fees of $42,500 and $85,000, respectively, to a company controlled by Mr. Johnston in connection with KD's receipt of proceeds from the exercise of options it had granted on certain residential parcels. In addition, Terry Johnston was paid $9,000 in excess of the equity interest of his affiliates in KD in fiscal 2002 as a fee for services he performed.

        In June, 1995, the Company issued $2,000,000 of convertible notes due July 1, 2003 for an aggregate price of $2,000,000. $400,000 of such notes were purchased by Mr. Morton H. Kinzler, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr. Joseph E. Magaro, a beneficial owner of 16.2% of the Company's shares and $100,000 were purchased by Dr. R. David Sudarsky, a beneficial owner of 9.3% of the Company's shares. See "Security Ownership of Certain Beneficial Owners and Management", below. The notes are payable in 20 consecutive equal quarterly installments beginning in October 1998. Interest, which is adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest, is payable quarterly. Throughout fiscal year 2002, the notes bore interest at the weighted average rate of 10.00% per annum. The notes are convertible into shares of Common Stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the Common Stock. The principal balance of such notes is currently $180,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of December 6, 2002, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

                                                                       Amount and Nature of       Percent
              Name and Address of Beneficial Owner                   Beneficial Ownership (1)    of Class
------------------------------------------------------------------   ------------------------    ---------
Joseph E. Magaro            401 Riversville Road                             211,510 (2)           16.1%
                            Greenwich, Connecticut

R. David Sudarsky           3050 North Ocean Boulevard                       121,600 (3)            9.2%
                            Ft. Lauderdale, Florida

---------------------------------
(1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion. Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and "currently convertible" means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2) Includes a note in the principal amount of $20,000 that is currently convertible into 1,000 shares of Common Stock at a conversion price of $20.00 per share.

(3) Includes a note in the principal amount of $10,000 that is currently convertible into 500 shares of Common Stock at a conversion price of $20.00 per share.


                                                                       Amount and Nature of       Percent
              Name and Address of Beneficial Owner                     Beneficial Ownership      of Class
------------------------------------------------------------------   ------------------------    ---------
Morton H. Kinzler           1100 Alakea Street, Suite 2900                   219,960 (4)           16.7%
                            Honolulu, Hawaii

Alan D. Hunter              44 Medford Place, S.W.                               400                 *
                            Calgary, Alberta, Canada

Erik Hazelhoff-Roelfzema    1120, 639 Fifth Avenue S.W.                          700                 *
                            Calgary, Alberta, Canada

Daniel Jacobson             885 Third Avenue                                   5,000                 *
                            New York, New York

Martin Anderson             1099 Alakea Street, Suite 1800                    90,503                6.9%
                            Honolulu, Hawaii

Murray C. Gardner, Ph.D.    P. O. Box 1657                                     2,500                 *
                            Kamuela, Hawaii

Alexander C. Kinzler        671 Puuikena Drive                                56,420 (5)            4.2%
                            Honolulu, Hawaii

Terry Johnston              201-5325 Cordova Bay Road                          1,000                 *
                            Victoria, British Columbia, Canada

Russell M. Gifford          1100 Alakea Street, Suite 2900                    21,550 (6)            1.6%
                            Honolulu, Hawaii

Warren D. Steckley          216 Sunmount Bay SE                               24,000 (7)            1.8%
                            Calgary, Alberta, Canada

All directors and executive officers as a group (10 persons)                 422,033 (8)           30.2%

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's most recently completed fiscal year.


---------------------------------
(4) Includes (i) a note in the principal amount of $40,000 that is currently convertible into 2,000 shares of Common Stock at a conversion price of $20.00 per share.

(5) Includes currently exercisable options to acquire 38,750 shares of Common Stock.

(6) Includes currently exercisable option to acquire 18,750 shares of Common Stock.

(7) Includes currently exercisable options to acquire 24,000 shares of Common Stock.

(8) Includes currently exercisable options held by executive officers of the Company to acquire 81,500 shares of Common Stock, and notes in the aggregate principal amount of $40,000 held by directors of the Company currently convertible into 2,000 shares of Common Stock at a conversion price of $20.00 per share.

* Represents less than 1% of the outstanding shares of Common Stock of the Company.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors of the Company has appointed KPMG LLP as the firm of independent public accountants to audit the accounts of the Company for the year ending September 30, 2003. This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

        Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company's stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 18, 2003.

                                     GENERAL

        No business other than those set forth in Item (1) and Item (2) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

        Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

                       By Order of the Board of Directors,

                             /s/ RUSSELL M. GIFFORD
                             ----------------------
                               RUSSELL M. GIFFORD
                                    Secretary

Dated:   January 16, 2003


        STOCKHOLDERS MAY OBTAIN A COPY, WITHOUT CHARGE, OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO RUSSELL M. GIFFORD, BARNWELL INDUSTRIES, INC., 1100 ALAKEA STREET, SUITE 2900, HONOLULU, HAWAII 96813.

                             AUDIT COMMITTEE CHARTER
                            BARNWELL INDUSTRIES, INC.

STATEMENT OF PURPOSE
--------------------

The Audit Committee is appointed by the Board of Directors of the Company (the "Board") to: (A) assist the Board in monitoring: (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and (4) the performance of the Company's internal audit function and independent auditor; and (B) prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

MEMBERSHIP
----------

There shall be at least three members of the Audit Committee, all of whom shall be members of the Board who meet the independence requirements of the American Stock Exchange. All members of the Audit Committee shall be "financially literate" as required by the rules of the American Stock Exchange. An Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee accept any consulting, advisory, or other compensatory fee from the Company or have any other affiliation with the Company or any of its subsidiaries. A member of the Company's Audit Committee shall not simultaneously serve on the audit committees of more than three public companies unless the Board affirmatively determines that such simultaneous service would not impair the ability of the member to serve effectively on the Company's Audit Committee.

DUTIES AND RESPONSIBILITIES
---------------------------

The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     2. Appoint and oversee the work of the independent auditor, which shall report to the Audit Committee, and meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     3. Pre-approve any auditing services provided by the independent auditor to the Company.

     4. Pre-approve any permissible non-audit services, including tax services, provided to the Company by its independent auditor unless such non-audit services satisfy the following three criteria: (i) the aggregate cost of the services provided to the Company constitutes 5% or less of the total payments made to the independent auditor during that fiscal year, (ii) the services provided were not recognized by the Company at the time of engagement as non-audit services, and (iii) the services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee prior to completion.

     5.   Determine the compensation to be paid to the independent auditor.

     6. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

     7. Obtain and review, at least annually, a report by the independent auditor describing: (1) the independent auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company. Discuss such reports in regards to the auditor's independence with the auditor, and if so determined by the Audit Committee, take appropriate action to insure the independence of the auditor.

     8. Set clear hiring policies for employees or former employees of the independent auditor.

     9. Confirm with the independent auditor that the lead partner and reviewing partner are rotated after performing audit services for the Company for five consecutive years.

     10. Review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;
          (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

     11. Review with management and the independent auditor, prior to inclusion in any report filed by the Company with the Securities and Exchange Commission, the Company's audited financial statements and quarterly financial statements, together with the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     12. Meet periodically with management, in person or by telephone, to review the Company's policies with respect to risk assessment and risk management.

     13. Review and evaluate any report prepared by the independent auditor for the Audit Committee.

     14. Obtain from the independent auditor assurance that Section 10 A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or amended, relating to the conduct of the audit.

     16. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          Any restrictions on the scope of activities or access to required information, and

          Any changes required in the planned scope of the audit.

     17. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     18. Conduct an appropriate review of all related party transactions on an ongoing basis and review potential conflict of interest situations where appropriate.

     19. Meet at least quarterly with the chief financial officer and the independent auditor in separate executive sessions.

     20. Engage independent counsel and other advisors the Audit Committee determines are necessary to carry out its duties.

     21. Request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee.

     22. Resolve disagreements, if any, between management and the independent auditor.

     23. Report to the Board at least annually on the conduct of the audit committee's affairs.

     24. Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.

ANNUAL PERFORMANCE EVALUATION OF THE AUDIT COMMITTEE
----------------------------------------------------

The Audit Committee shall conduct an annual evaluation of its performance and shall establish procedures for such evaluation.

Appendix 1
----------

FRONT OF CARD


                                     PROXY

                           BARNWELL INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 3, 2003, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

                   (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

BACK OF CARD

     X    Please mark your votes as in this example.
   -----


1.  The election of the 9 Directors
    listed at right:
                                              Nominees: Morton H. Kinzler
 FOR all nominees     WITHHOLD AUTHORITY                Alan D. Hunter
 listed at right      to vote for all                   Erik Hazelhoff-Roelfzema
 (except as marked    nominees listed at                Daniel Jacobson
 to the contrary)     right                             Martin Anderson
                                                        Murray C. Gardner
       -----                -----                       Alexander C. Kinzler
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR         Terry Johnston
ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH           Russell M. Gifford
THAT NOMINEE'S NAME IN THE LIST AT RIGHT.)


2. Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2002.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Board of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                  DATE        SIGNATURE                  DATE
         ------------------    --------         ------------------    -------
                                                  IF HELD JOINTLY

(Signature(s) should agree with name on stock certificate as stenciled hereon. Executors, administrators, trustees, etc., should so indicate when signing.)